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                                                                     EXHIBIT 1.1

                                  OAKLEY, INC.
                           (A WASHINGTON CORPORATION)

                        4,000,000 SHARES OF COMMON STOCK

                            U.S. PURCHASE AGREEMENT

Dated: June   , 1996
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                                  OAKLEY, INC.
                           (A WASHINGTON CORPORATION)

                        4,000,000 SHARES OF COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)

                            U.S. PURCHASE AGREEMENT

                                                                   June   , 1996

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
ALEX. BROWN & SONS INCORPORATED
  As Representatives of the several U.S. Underwriters
c/o Merrill Lynch & Co.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1201

Ladies and Gentlemen:

    The shareholders named in Schedule B (the "Selling Shareholders") propose to sell severally to the underwriters named in Schedule A (the "U.S.
Underwriters"), for whom you are acting as representatives (the "U.S. Representatives"), an aggregate of 4,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") of Oakley, Inc., a Washington corporation (the "Company"), as set forth in the appropriate column on Schedule B. Such shares of Common Stock are to be sold to each U.S. Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such U.S. Underwriter. The Selling Shareholders have also granted to the U.S. Underwriters, severally and not jointly, the option described in Section 2 to purchase all or any part of 600,000 additional shares of Common Stock to cover over-allotments. The aforesaid 4,000,000 shares of Common Stock (the "Initial U.S. Shares"), together with all or any part of the 600,000 additional shares of Common Stock subject to the option described in Section 2 (the "U.S. Option Shares"), are collectively herein called the "U.S. Shares." The U.S. Shares are more fully described in the U.S. Prospectus referred to below.

    It  is  understood  that  the  Company  and  the  Selling  Shareholders  are concurrently entering into an agreement, dated the date hereof (the "International Purchase Agreement"), providing for the sale by the Selling Shareholders of an aggregate of 1,000,000 shares of Common Stock (the "Initial International Shares") through arrangements with certain underwriters outside the United States (the "International Managers" which, together with the U.S. Underwriters, shall be referred to as the "Underwriters"), for whom Merrill Lynch International and Alex. Brown & Sons Incorporated are acting as representatives (the "International Representatives"). The Selling Shareholders have also granted to the International Managers an option to purchase all or any part of 150,000 shares of Common Stock (the "International Option Shares" which, together with the Initial International Shares, shall be referred to as the "International Shares") to cover over-allotments. The U.S. Shares and the International Shares are hereinafter collectively referred to as the "Offered Shares."

    The   Company  and  the  Selling   Shareholders  understand  that  the  U.S.
Underwriters will simultaneously enter into an agreement with the International Managers dated the date hereof (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the U.S. Underwriters and the International Managers, under the direction of Merrill Lynch, Pierce, Fenner & Smith Incorporated.
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    You have  advised  us that  you  and  the other  U.S.  Underwriters,  acting severally and not jointly, desire to purchase the Initial U.S. Shares and, if the U.S. Underwriters so elect, the U.S. Option Shares, and that you have been authorized by the other U.S. Underwriters to execute this Agreement and the U.S. Price Determination Agreement referred to below on their behalf.

    The initial public offering price per share for the U.S. Shares and the purchase price per share for the U.S. Shares shall be agreed upon by the Selling Shareholders and the U.S. Representatives, acting on behalf of the several U.S. Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "U.S. Price Determination Agreement"). The U.S. Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, the Selling Shareholders and the U.S. Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the U.S. Shares will be governed by this Agreement, as supplemented by the U.S. Price Determination Agreement. From and after the date of the execution and delivery of the U.S. Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the U.S. Price Determination Agreement.

    The initial public offering price per share and the purchase price per share for the International Shares to be paid by the International Managers pursuant to the International Purchase Agreement shall be set forth in a separate agreement (the "International Price Determination Agreement"), the form of which is attached to the International Purchase Agreement. The purchase price per share for the International Shares to be paid by the several International Managers shall be identical to the purchase price per share for the U.S. Shares to be paid by the several U.S. Underwriters hereunder.

    The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-4608) covering the registration of the Offered Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectuses, and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including final prospectuses, or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file prospectuses in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of the U.S. Price Determination Agreement. Additionally, if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, the Company will prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b), promptly after execution and delivery of the U.S. Price Determination Agreement. Two forms of prospectus are to be used in connection with the offering and sale of the Offered Shares: one relating to the U.S. Shares (the "Form of U.S. Prospectus") and one relating to the International Shares (the "Form of International Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting." The information, if any, included in any such prospectus that was omitted from any prospectus included in such registration statement at the time it becomes effective but that is deemed, (a) pursuant to paragraph (b) of Rule 430A to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information," and (b) pursuant to paragraph (d) of Rule 434 to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 434 Information." Each Form of U.S. Prospectus and Form of International Prospectus used before the time such registration statement becomes effective, and any Form of U.S. Prospectus or Form of International Prospectus that omits the Rule 430A Information or the Rule 434 Information, as applicable, that is used after such effectiveness and prior to the execution and delivery of the U.S. Price Determination Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, as amended at the time it becomes effective and including, if applicable, the Rule 430A Information and the Rule 434 Information, is herein called the "Original Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration
Statement," and the Original Registration Statement and any Rule 462(b) Registration Statement are herein

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referred to  collectively as  the  "Registration Statement."  The Form  of  U.S.
Prospectus and Form of International Prospectus included in the Original Registration Statement at the time it becomes effective are herein called the
"U.S.    Prospectus"   and   "International   Prospectus,"   respectively,   and
collectively, the "Prospectuses," except that, (y) if the final U.S. Prospectus or International Prospectus first furnished to the U.S. Underwriters or the International Managers after the execution of the U.S. Price Determination Agreement or the International Price Determination Agreement, as the case may be, for use in connection with the offering of the Offered Shares differs from the prospectuses included in the Original Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed
pursuant   to  Rule   424(b)),  the  terms   "U.S.  Prospectus,"  "International
Prospectus" and "Prospectuses" shall refer to the final U.S. Prospectus and/or International Prospectus first furnished to the U.S. Underwriters and/or International Managers, as the case may be, for such use and (z) if Rule 434 is
relied   on,  the  terms  "U.S.   Prospectus,"  "International  Prospectus"  and
"Prospectuses"  shall   refer  to   the  preliminary   U.S.  Prospectus   and/or
International   Prospectus  last  furnished  to  the  U.S.  Underwriters  and/or
International Managers, as the case may be, in connection with the offering of the Offered Shares together with the Term Sheet.

    The Company and the Selling Shareholders understand that the U.S. Underwriters propose to make a public offering of the U.S. Shares as soon as you deem advisable after the Registration Statement becomes effective and the U.S. Price Determination Agreement has been executed and delivered.

    Section 1. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants to and agrees with each of the U.S. Underwriters that:

        (i) When the Registration Statement shall become effective and at the Closing Time (and, if any U.S. Option Shares are purchased, at the Date of Delivery), and, unless the Company has notified you as provided in Section 3(f) below, at all times between the effectiveness of the Registration Statement and the Closing Time referred to below (and, if any U.S. Option Shares are purchased, the Date of Delivery referred to below), (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (C) neither of the Prospectuses nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (D) if Rule 434 is used, the Prospectuses shall not be "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it becomes effective; except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in the Registration Statement or the Prospectuses.

        (ii) Each of Deloitte & Touche LLP and Bernstein, Fox, Whitman & Company LLP, who are each reporting upon certain audited financial statements and schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

       (iii) Each of this Agreement and the International Purchase Agreement has been duly authorized, executed and delivered by the Company.

        (iv) The consolidated financial statements included in the Registration Statement present fairly the consolidated financial position of the Company, Oakley Europe, Sarl ("Oakley Europe") and the other subsidiaries of the Company (the "Other Subsidiaries" and, together with the Company and Oakley Europe, the "Oakley Companies") as of the dates indicated and the combined results of operations and the combined cash flows of the Oakley Companies for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial data and summary financial information included in the Prospectuses present fairly

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    the information shown therein and have  been compiled on a basis  consistent with that of the audited consolidated financial statements included in the Registration Statement. The pro forma financial statements and other pro forma financial information included in the Prospectuses present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

        (v) The Company is a corporation duly organized and validly existing under the laws of the State of Washington with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Oakley Companies, considered as one enterprise.

        (vi) Oakley Europe is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business; and Oakley Europe is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Oakley Companies, considered as one enterprise. All of the outstanding shares of capital stock of Oakley Europe have been duly authorized and validly issued, are fully paid and non-assessable and, as of the date hereof, are owned by the Company free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except that 65% of such shares are pledged by the Company to Wells Fargo Bank, National Association, for itself and as agent for certain other banks pursuant to the Credit Agreement described in the Prospectuses.

       (vii) Each of the Other Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business; and each Other Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Oakley Companies, considered as one enterprise. All of the outstanding shares of capital stock of each Other Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and, as of the date hereof, all of such shares are owned by the Company, in each case free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind. The Other Subsidiaries did not have, in the aggregate, at December 31, 1995, assets in excess of 5% of the combined assets of the Oakley Companies as at that date and did not have, in the aggregate, for the fiscal year then ended sales or net income in excess of 5% of combined sales or combined net income of the Oakley Companies for such period.

      (viii) The Oakley Companies had at March 31, 1996 a duly authorized, issued and outstanding consolidated capitalization as set forth in the Prospectuses under the caption "Capitalization;" and the Offered Shares conform in all material respects to the description thereof contained in the Prospectuses.

        (ix) The Offered Shares to be sold by the Selling Shareholders have been duly authorized and validly issued and are fully paid and non-assessable.

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        (x)  All of the other outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any shareholder of the Company.

        (xi) Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the financial condition, earnings, business affairs or business prospects of the Oakley Companies, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by any of the Oakley Companies, other than in the ordinary course of business, that is material to the Oakley Companies, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by any Oakley Company on its capital stock.

       (xii) None of the Oakley Companies is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not reasonably be expected to have a material adverse effect on the financial condition, earnings, business affairs or business prospects of the Oakley Companies, considered as one enterprise (a "Material Adverse Effect"). The execution and delivery of each of this Agreement and the International Purchase Agreement by the Company and the Selling Shareholders, the sale and delivery of the Offered Shares to be sold by the Selling Shareholders, the consummation by the Company and the Selling Shareholders of the transactions contemplated in this Agreement, the International Purchase Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement and the International Purchase Agreement have been duly authorized by all requisite corporate action on the part of the Company and do not and will not result in any violation of the articles of incorporation or by-laws of any of the Oakley Companies, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Oakley Companies under, (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which any of the Oakley Companies is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect and would not materially and adversely affect the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over any of the Oakley Companies or any of their respective properties.

      (xiii) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act and the securities or blue sky laws of the various states and any applicable foreign jurisdictions as to which no representation or warranty is made), is required for the valid authorization, issuance, sale and delivery of the Offered Shares, except such as will have been obtained on or prior to the Closing Time.

       (xiv) Except as disclosed in the Prospectuses, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting any of the Oakley Companies that is required to be disclosed in the Prospectuses or that could reasonably be expected to result in a Material Adverse Effect, or that could materially and adversely affect the consummation of the transactions contemplated in this Agreement or the International Purchase Agreement; and the aggregate of all pending legal or governmental proceedings that are not described in the Prospectuses to which any of the Oakley Companies is a party or which affect any of their respective properties, including ordinary routine litigation incidental to the business of any of the Oakley Companies, could not reasonably be expected to have a Material Adverse Effect.

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       (xv)  There are no contracts  or documents of a  character required to be filed as exhibits to the Registration Statement that are not filed or incorporated by reference as required.

       (xvi) Each of the Oakley Companies, at the Closing Time, will have good and marketable title to all properties and assets described in the Prospectuses as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectuses or (B) are neither material in amount nor materially significant in relation to the business of the Oakley Companies, considered as one enterprise; all of the leases and subleases material to the business of the Oakley Companies, considered as one enterprise, and under which any of the Oakley Companies holds properties described in the Prospectuses, are in full force and effect, and none of the Oakley Companies has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of any Oakley Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease.

      (xvii) (A) Each of the Oakley Companies owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and (B) none of the Oakley Companies has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations, except, in the case of clauses (A) and (B), as could not reasonably be expected to have a Material Adverse Effect.

      (xviii) Except as disclosed in the Prospectuses, each of the Oakley Companies owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and none of the Oakley Companies has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

       (xix) No labor dispute with employees of any of the Oakley Companies exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the Oakley Companies' principal suppliers that would reasonably be expected to have a Material Adverse Effect.

       (xx) The Company is in compliance with all applicable federal, state, and local laws relating to the payment of wages to employees (including, without limitation, the Fair Labor Standards Act, as amended), except insofar as the failure to comply with such laws would not reasonably be expected to have a Material Adverse Effect.

       (xxi) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock in violation of law.

      (xxii) Each of the Oakley Companies has filed all material federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with GAAP; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against any of the Oakley Companies which would reasonably be expected to have a Material Adverse Effect.

      (xxiii) Except as disclosed in the Registration Statement and except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (A) each of the Oakley Companies is in compliance with applicable Environmental Laws, (B) each of the Oakley Companies has all permits, authorizations and approvals required under applicable Environmental Laws and is in

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    compliance  with  the  requirements  of  such  permits,  authorizations  and approvals, (C) there are no pending or, to the knowledge of any of the Oakley Companies, threatened Environmental Claims against any of the Oakley Companies, and (D) to the knowledge of any of the Oakley Companies, there are no past or present events, conditions, circumstances, activities, practices, incidents or actions required to be disclosed in the Registration Statement that would reasonably be expected to materially interfere with or
    prevent   compliance  by  any  of   the  Oakley  Companies  with  applicable
    Environmental Laws, or that would reasonably be expected to give rise to liability under applicable Environmental Laws or subject any of the Oakley Companies to any Environmental Claim based on the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, shipping or handling, or the arrangement for treatment or disposal or the emission, discharge, release or threatened release into the environment, of any Hazardous Substance.

        For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any applicable United States federal, state or local statute, law, rule, regulation, ordinance or code and any final judicial or administrative interpretation thereof including any final judicial or administrative order, consent decree or judgment, regulating (x) disposal, emissions, discharges or releases to the environment or (y) any Hazardous Substance. "Environmental Claims" means any administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings based on any Environmental Law. "Hazardous Substance" means any substance presently regulated as hazardous, toxic or radioactive under any Environmental Law, whether by type or by quantity, including, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead or polychlorinated biphenyl to the extent any such substance is presently regulated under any Environmental Law.

    (b) Each of the Selling Shareholders severally represents and warrants to, and agrees with, each U.S. Underwriter as follows:

        (i) Such Selling Shareholder has reviewed and is familiar with the Original Registration Statement and the Prospectuses contained therein and, to the best knowledge of such Selling Shareholder, the Prospectuses (and any amendment or supplement thereto) do not (and, as of the Closing Time, will not) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such Selling Shareholder is not prompted to sell the Offered Shares to be sold by such Selling Shareholder by any information concerning any of the Oakley Companies that is not set forth in the Prospectuses.

        (ii) When the Registration Statement shall become effective and at the Closing Time (and, if any U.S. Option Shares are purchased, at the Date of Delivery), and, unless the Company has notified you as provided in Section 3(f) below, at all times between the effectiveness of the Registration Statement and the Closing Time (and, if any U.S. Option Shares are purchased, the Date of Delivery), (A) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to such Selling Shareholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) such parts of the Prospectuses as specifically refer to such Selling Shareholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (iii) Each of this Agreement and the International Purchase Agreement has been duly authorized, executed and delivered by such Selling Shareholder. The execution and delivery of this Agreement and the International Purchase Agreement by such Selling Shareholder and the sale and delivery of the Offered Shares to be sold by such Selling Shareholder, the consummation by such Selling Shareholder of the transactions contemplated in this Agreement, the International Purchase Agreement and in the

    Registration Statement and the compliance by such Selling Shareholder with the terms of this Agreement and the International Purchase Agreement do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which such Selling Shareholder is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect and would not materially and adversely affect the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its respective properties.

        (iv) The Company has good and marketable title to all of the outstanding shares of capital stock of Oakley Europe, free and clear of any pledge, lien, security interest, charge, claim, equity, or encumbrance of any kind, except that 65% of such shares have been pledged by the Company to Wells Fargo Bank, National Association, for itself and as agent for certain other banks pursuant to the Credit Agreement described in the Prospectuses.

        (v) Such Selling Shareholder has and will, at the Closing Time and, if any U.S. Option Shares or International Option Shares are purchased, on the Date of Delivery, have good and marketable title to the Offered Shares to be sold by such Selling Shareholder pursuant to this Agreement and the International Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement and the International Purchase Agreement; such Selling Shareholder has full right, power and authority to sell, transfer and deliver such Offered Shares pursuant to this Agreement and the International Purchase Agreement; and, upon delivery of such Offered Shares and payment of the purchase price therefor as contemplated in this Agreement and the International Purchase Agreement, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Offered Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than any such pledge, lien, security interest, charge, claim, equity or encumbrance created by such Underwriter or resulting from any actions taken by such Underwriter.

        (vi) Certificates for all of the Offered Shares to be sold by such Selling Shareholder pursuant to this Agreement and the International Purchase Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, are available for the purpose of effecting delivery pursuant to this Agreement and the International Purchase Agreement.

       (vii) For a period of 180 days from the date hereof, such Selling Shareholder will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock or securities convertible into Common Stock, other than to the Underwriters pursuant to this Agreement or the International Purchase Agreement; provided that during such period such Selling Shareholder may make gifts of shares of Common Stock or securities convertible into Common Stock upon the condition that the donees agree to be bound by the foregoing restriction in the same manner as it applies to such Selling Shareholder.

      (viii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock in violation of law.

    (c) Any certificate signed by any officer of any of the Oakley Companies and delivered to you or to counsel for the Underwriters shall be deemed a
representation   and    warranty   by    the   Company    to   each    of    the

Underwriters as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Shareholders to each of the Underwriters as to the matters covered thereby.

    (d)   The  liability  of   the  Selling  Shareholders   for  breach  of  the
representation and warranty set forth in clause (b)(i) above is limited as set forth in Section 7(b).

    Section 2. SALE AND DELIVERY TO THE U.S. UNDERWRITERS; CLOSING. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Selling Shareholder agrees, severally and not jointly, to sell to each U.S. Underwriter, and each U.S. Underwriter agrees, severally and not jointly, to purchase from each Selling Shareholder, at the purchase price per share for the Initial U.S. Shares to be agreed upon by the U.S. Representatives and the Selling Shareholders in accordance with Section 2(b) or 2(c) and set forth in the U.S. Price Determination Agreement, in the case of each Selling Shareholder, the number of Initial U.S. Shares as are proposed to be sold by such Selling Shareholder and set forth opposite such Selling Shareholder's name in the appropriate column on Schedule B multiplied by a fraction the numerator of which is the number of Initial U.S. Shares set forth opposite the name of such Underwriter in Schedule A and the denominator of which is the total number of Initial U.S. Shares, subject, in each case, to such adjustments as you, in your discretion, shall make to eliminate any sales or purchases of fractional shares. If the Company elects to rely on Rule 430A, Schedules A and B may be attached to the U.S. Price Determination Agreement.

    (b) If the Company has elected not to rely upon Rule 430A, the initial public offering price per share for the Initial U.S. Shares and the purchase price per share for the Initial U.S. Shares to be paid by the several U.S. Underwriters shall be agreed upon and set forth in the U.S. Price Determination Agreement, dated the date hereof, and an amendment to the Original Registration Statement containing such per share price information will be filed before the Original Registration Statement becomes effective.

    (c) If the Company has elected to rely upon Rule 430A, the initial public offering price per share for the Initial U.S. Shares and the purchase price per share for the Initial U.S. Shares to be paid by the several U.S. Underwriters shall be agreed upon and set forth in the U.S. Price Determination Agreement. In the event that the U.S. Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the later of the date on which the Original Registration Statement and any Rule 462(b) Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 7, 8 and 18 and the first paragraph of Section 9 shall remain in effect.

    (d) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Selling Shareholder grants an option to the U.S. Underwriters, severally and not jointly, to purchase up to the additional number of U.S. Option Shares set forth opposite such Selling Shareholder's name in the appropriate column of Schedule B at the same purchase price per share as shall be applicable to the Initial U.S. Shares. The option hereby granted will expire 30 days after the later of the date upon which the Original Registration Statement and any Rule 462(b) Registration Statement becomes effective or, if the Company has elected to rely upon Rule 430A, the date of the U.S. Price Determination Agreement, and may be exercised, in whole or in part (but not more than once), only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial U.S. Shares upon notice by you to the Company setting forth the number of U.S. Option Shares as to which the several U.S. Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than seven full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to only a portion of the U.S. Option Shares, each Selling Shareholder will sell its pro rata portion of the U.S. Option Shares to be purchased by the U.S. Underwriters. If the option is exercised as to all or any portion of the U.S. Option Shares, the U.S. Option Shares as to which the option is exercised shall be purchased by the U.S. Underwriters, severally and not jointly, in their respective underwriting obligation proportions.

    (e) Payment of the purchase price for, and delivery of certificates for, the Initial U.S. Shares shall be made at the offices of Shearman & Sterling, 777 South Figueroa Street, Suite 3400, Los Angeles, California 90017, or at such other place as shall be agreed upon by the Company, the Selling Shareholders and you, at 10:00 a.m. (New York City time) either (i) on the fourth full business day after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement (in either case, as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act")), or (ii) if the Company has elected to rely upon Rule 430A, the fourth full business day after execution of the U.S. Price Determination Agreement (as permitted under Rule 15c6-1 under the 1934 Act) (unless, in either case, postponed pursuant to Section 11 or 12), or at such other time not more than ten full business days thereafter as you, the Company and the Selling Shareholders shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the U.S. Option Shares are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Shares shall be made at the offices of Shearman & Sterling set forth above, or at such other place as the Company, the Selling Shareholders, and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment shall be made to the Selling Shareholders by wire transfer of immediately available funds to the respective accounts of the Selling Shareholders as set forth opposite their respective signatures below, against delivery to you for the respective accounts of the several U.S. Underwriters of certificates for the U.S. Shares to be purchased by them.

    (f) Certificates for the Initial U.S. Shares and U.S. Option Shares to be purchased by the U.S. Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial U.S. Shares and U.S. Option Shares will be made available in New York for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

    (g) The U.S.  Underwriters agree  to reserve  a maximum  of 250,000  Initial
Shares for offering and sale to directors, officers, employees, business associates and related persons of the Company, at the public offering price. Any such shares not purchased by such persons by the end of the first business day after either (a) the later of the date on which the Original Registration Statement and any Rule 462(b) Registration Statement has become effective or,
(b) if the Company has elected to rely upon Rule 430A, the date of the U.S. Price Determination Agreement, will be offered to the public by the U.S. Underwriters as set forth in the Prospectuses.

    (h) It is understood that each U.S. Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the U.S. Shares that it has agreed to purchase. You, individually and not as U.S. Representatives, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Shares, or U.S. Option Shares, to be purchased by any U.S. Underwriter whose check or checks shall not have been received by the Closing Time or the Date of Delivery, as the case may be.

    Section  3.  CERTAIN COVENANTS  OF THE COMPANY.   The Company covenants with
each U.S. Underwriter as follows:

        (a) The Company will notify you immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectuses or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Offered Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

        (b) The Company will not at any time file or make any amendment to the Registration Statement (including any filing under Rule 462(b)), file a term sheet or file or make any amendment or supplement (i) if the Company has not elected to rely upon Rule 430A, to the Prospectuses or (ii) if the Company has elected to rely upon Rule 430A, to either of the prospectuses included in the Original Registration Statement at the time it becomes effective or the Prospectuses, of which you shall not have previously been advised and furnished a copy or to which counsel for the Underwriters shall reasonably object.

        (c) If the Company uses Rule 434, it will comply with the requirements of Rule 434 and the Prospectuses will not be "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it becomes effective.

        (d) The Company has furnished or will furnish to you and counsel for the Underwriters as many signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith and signed copies (or copies thereof) of all consents and certificates of experts, as you may reasonably request and has furnished or will furnish to you, for each other U.S. Underwriter and counsel for the Underwriters, one conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits).

        (e) The Company will deliver to each U.S. Underwriter, without charge, from time to time until the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement (or, if the Company has elected to rely upon Rule 430A, until the time the U.S. Price Determination Agreement is executed and delivered), as many copies of each preliminary prospectus as such U.S. Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each U.S. Underwriter, without charge, as soon as practicable after the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable on or after the date of the U.S. Price Determination Agreement) and thereafter from time to time as requested during the period when the Prospectuses are required to be delivered under the 1933 Act, such number of copies of the U.S. Prospectus (as supplemented or amended) as such U.S. Underwriter may reasonably request.

        (f) If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the U.S. Shares any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectuses in order that the Prospectuses will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectuses in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements.

        (g) The Company will endeavor, in cooperation with the U.S. Underwriters, to qualify the Offered Shares for offering and sale under the applicable securities laws of such states and other United States jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each United States jurisdiction in which the Offered Shares have been qualified during the one-year period referred to above and as otherwise above provided.

        (h) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such respective effective dates.

        (i) For a period of five years after the Closing Time, the Company will furnish to you and, upon request, to each U.S. Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its shareholders or security holders generally.

        (j) For a period of 180 days from the date hereof, the Company will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into Common Stock, other than to the U.S. Underwriters pursuant to this Agreement and to the International Managers pursuant to the International Purchase Agreement and other than pursuant to incentive stock and other employee benefit plans described in the Prospectuses.

        (k) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

        (l) If the Company elects to rely upon Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the time confirmations are sent or given, as specified by Rule 462(b)(2).

        (m) The Company has complied and will comply with all the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

    Section 4. PAYMENT OF EXPENSES. The Selling Shareholders will, severally and not jointly, pay all costs and expenses incident to the performance of its and the Company's obligations under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectuses and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the copying and distribution of this Agreement (including the U.S. Price Determination Agreement), the Agreement among U.S. Underwriters, the International Purchase Agreement (including the International Price Determination Agreement), the Agreement among International Managers and the Intersyndicate Agreement between the U.S. Underwriters and the International Managers, and the preparation, printing and distribution of the certificates for the Offered Shares and the Blue Sky Survey, (c) the delivery of the Offered Shares to the Underwriters, including any stock transfer taxes payable upon the sale of the Offered Shares to the Underwriters and the transfer of the Offered Shares between the U.S. Underwriters and the International Managers, (d) the fees and disbursements of the Company's counsel and accountants and the fees and disbursements of any Selling Shareholders' counsel, and (e) the qualification of the Offered Shares under the applicable securities laws in accordance with
Section 3(g) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey; PROVIDED, HOWEVER, that the Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expenses of any annual audit.

    If  this Agreement is terminated by you in accordance with the provisions of
Section 5, 10(a)(i) or 12, the Company and the Selling Shareholders shall reimburse the Underwriters for all their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

    The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

    Section 5. CONDITIONS OF U.S. UNDERWRITERS' OBLIGATIONS. In addition to the execution and delivery of the U.S. Price Determination Agreement, the obligations of the several U.S. Underwriters to purchase and pay for the U.S. Shares that they have respectively agreed to purchase pursuant to this Agreement (including any U.S. Option Shares as to which the option granted in Section 2 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy in all material respects (except that such phrase "in all material respects" shall be disregarded to the extent any such representation and warranty is qualified by "material", "material adverse change", "Material Adverse Effect" or any phrase using any such term) of the representations and warranties of the Company and the Selling Shareholders contained herein (including those contained in the U.S. Price Determination Agreement) or in certificates of any officer of any of the Oakley Companies or certificates by or on behalf of the Selling Shareholders delivered pursuant to the provisions hereof, to the performance by the Company and the Selling
Shareholders of their obligations hereunder, and to the following further conditions:

    (a) The Original Registration Statement shall have become effective not later than 5:30 p.m. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 p.m. on the first business day following the date hereof, and if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective not later than the time confirmations are sent or given, as specified by Rule
462(b)(2), or, with respect to the Original Registration Statement, at such later time or on such later date as you may agree to in writing with the approval of a majority in interest of the several U.S. Underwriters; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been initiated or shall be pending or, to your knowledge or the knowledge of the Company, shall be threatened by the Commission. If the Company has elected to rely upon Rule 430A, Prospectuses containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule
430A). If the Company has elected to rely upon Rule 434, a Term Sheet, which together with the preliminary prospectuses last furnished to the Underwriters in connection with the offering of the Offered Shares shall not be "materially different," as such term is used in Rule 434, from the prospectuses included in the Original Registration Statement at the time it becomes effective, shall have been filed with the Commission in accordance with Rule 424(b).

    (b) At the Closing Time, you shall have received a signed opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for the Company and the Selling Shareholders, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other U.S. Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

        (i) Oakley Europe is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and authority under such laws to own, lease and operate its properties and conduct its business.

        (ii) All of the outstanding shares of capital stock of Oakley Europe have been duly authorized and validly issued and are fully paid and non-assessable.

       (iii) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act, the 1934 Act and the rules and regulations under such Acts and the securities or blue sky laws of the various states and applicable foreign jurisdictions), is required for the sale and delivery of the Offered Shares, except such as have been obtained on or prior to the Closing Time.

        (iv) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectuses that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement (or incorporated by reference therein) that are not described, referred to or filed as required.

        (v) The statements made in the Prospectuses under "Certain United States Federal Tax Consequences to Non-United States Holders" and "Shares Eligible for Future Sale," to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects.

        (vi) The execution and delivery of each of this Agreement and the International Purchase Agreement by the Company and the Selling Shareholders, the sale and delivery of the Offered Shares by the Selling Shareholders, the consummation by the Company and the Selling Shareholders of the transactions contemplated in this Agreement, the International Purchase Agreement and in the Registration Statement and compliance by the Company and the Selling Shareholders with the terms of this Agreement and the International Purchase Agreement do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Selling Shareholders under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument identified on an exhibit to such opinion (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect and would not materially and adversely affect the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement), (B) any laws (other than the securities or blue sky laws of the various states and applicable foreign jurisdictions, as to which such counsel need express no opinion) that in our experience are generally applicable to transactions of the type contemplated by this Agreement and the International Purchase Agreement, or (C) any judgment, order or decree known to us of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Selling Shareholders or any of their respective properties.

       (vii) The Original Registration Statement became effective under the 1933 Act on the date of the Agreement and the Rule 462(b) Registration Statement, if any, became effective under the 1933 Act no later than the date of the U.S. Price Determination Agreement; any required filing of the Prospectuses or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of the knowledge of such counsel, the Registration Statement is still effective, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are threatened under the 1933 Act.

      (viii) The Registration Statement (including the Rule 430A Information and the Rule 434 Information, if applicable), the Prospectuses and each amendment or supplement thereto (except for the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

        (ix) [Form of opinion assuming physical delivery] Assuming that (i) each of the Underwriters acquired its interest in the Offered Shares to be sold by the Selling Shareholders pursuant to this Agreement in good faith and without notice of any adverse claim or restriction on transfer of any of the Offered Shares imposed by the Company and (ii) the certificates representing the Offered Shares and registered in the names of the Underwriters do not contain a lien in favor of the Company or a restriction on transfer imposed by the Company, upon delivery to Merrill Lynch as agent for the Underwriters in the State of New York of such Offered Shares registered in such Underwriters' names, the Underwriters will acquire all of the Selling Shareholders' rights in the Offered Shares to be sold by the Selling Shareholders free and clear of any adverse claim (within the meaning of Section 8-302 of the New York UCC), any lien in favor of the Company and any restriction on transfer imposed by the Company. The owner of such Offered Shares, if other than such Selling Shareholder, is precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement.

    [Form of opinion assuming settlement through DTC] Upon transfer of the Offered Shares to be sold by the Selling Shareholders pursuant to this Agreement to [name of the Underwriter to whose securities account such Offered Shares will be credited by DTC], and, assuming (i) such person has purchased the Offered Shares in good faith and without notice of any adverse claim or restriction on transfer of any of the Offered Shares imposed by the Company and (ii) the certificates representing the Offered Shares do not contain a lien in favor of the Company or a restriction on transfer imposed by the Company, such person has acquired all of the rights of such Selling Shareholder in such Offered Shares free and clear of any adverse claim (within the meaning of Section 8-302 of the New York UCC), any lien in favor of the Company, and any restrictions on transfer imposed by the Company. The owner of such Offered Shares, if other than such Selling Shareholder, is precluded from asserting against [name of Underwriter] the ineffectiveness of any unauthorized endorsement. "Transfer" of such Offered Shares to [name of Underwriter to whose securities account at DTC the Offered Shares will be credited by DTC] will occur upon the making by The Depository Trust Company of appropriate entries transferring such Offered Shares on its books and records to the account of [name of the Underwriter to whose securities account at DTC such Offered Shares will be credited by DTC] at The Depository Trust Company.

        The opinion set forth in this paragraph (ix) is subject to the following qualifications:

           (a) we have assumed that appropriate entries transferring such Offered Shares on the books and records of The Depository Trust Company to the account of [name of Underwriter to whose securities account at DTC the Offered Shares will be credited by DTC] have been made and that such entries are complete and accurate in all respects and that such Offered Shares will be identified on the records of The Depository Trust Company for the sole and exclusive account of [identify the specific Underwriter];

           (b) we have assumed that such Offered Shares have been deposited by American Stock Transfer & Trust Company, as transfer agent in the "underwriting account" at The Depository Trust Company, to be held in that account for the benefit of the Selling Shareholders, and will be transferred from that account to the account of [identify the specific Underwriter] at The Depository Trust Company upon payment therefor pursuant to the terms of this Agreement;

           (c) we have assumed that (i) such Offered Shares are maintained in the custody of The Depository Trust Company or a custodian bank or a nominee of either subject to The Depository Trust Company's exclusive control, (ii) such Offered Shares are in registered form either (x) registered in the name of The Depository Trust Company or its nominee subject to The Depository Trust Company's exclusive control, (y) indorsed to The Depository Trust Company, or its nominee subject to The Depository Trust Company's exclusive control or (z) indorsed in blank and (iii) will contain only signatures thereon which are genuine;

           (d) we have assumed that The Depository Trust Company is a "clearing corporation" within the meaning of Section 8-102 of the New York UCC; and

           (e) we express no opinion with respect to the priority of the lien of The Depository Trust Company.

    Such counsel shall also state that, in addition, it has participated in conferences with officers and other representatives of the Oakley Companies, representatives of the independent accountants for the Oakley Companies, your representatives and your counsel at which the contents of the Registration Statement and the Prospectuses and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel that have led it to believe

(A) that the Registration Statement (including the Rule 430A Information and the Rule 434 Information, if applicable) or any amendment thereto, at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectuses or any amendment or supplement thereto, as of their respective dates or at the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) if the Company has elected to rely upon Rule 434, the Prospectuses are "materially different", as such term is used in Rule 434, from the prospectuses included in the Original Registration Statement at the time it became effective, except that such counsel may state that it expresses no opinion or belief with respect to the financial information included in or excluded from the Registration Statement or any amendment thereto or the Prospectuses.

In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the law of the State of California, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Oakley Companies and certificates of public officials; provided that copies of such certificates have been delivered to the U.S. Underwriters.

    (c) At the Closing Time, you shall have received a signed opinion of Preston, Gates & Ellis, special Washington counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other U.S. Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

        (i) The Company is a corporation duly incorporated and validly existing under the laws of the State of Washington with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus.

        (ii) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction set forth on a schedule attached to such opinion.

       (iii) The Offered Shares sold by the Selling Shareholders pursuant to the provisions of this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; and none of such Offered Shares was issued in violation of any statutory or, to our knowledge, contractual preemptive rights of any shareholder of the Company.

        (iv) All of the other outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any statutory or, to our knowledge, contractual preemptive rights of any shareholder of the Company.

        (v) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under the heading "Capitalization."

        (vi) The Offered Shares conform in all material respects as to legal matters to the description thereof in the Prospectuses under the caption "Description of Capital Stock."

       (vii) Each of this Agreement (including the U.S. Price Determination Agreement) and the International Purchase Agreement (including the International Price Determination Agreement) has been duly authorized, executed and delivered by the Company and each Selling Shareholder.

      (viii) No authorization, approval, consent or license of any government, governmental instrumentality or court in the State of Washington (other than under the securities or blue sky laws of the State of Washington) is required for the sale and delivery of the Shares.

        (ix) The statements made in the Prospectuses under "Description of Capital Stock," to the extent that they constitute matters of Washington law or legal conclusions based upon Washington law, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects.

        (x) The execution and delivery of each of this Agreement and the International Purchase Agreement by the Company and the Selling
    Shareholders, the sale and delivery of the Offered Shares by the Selling Shareholders, the consummation by the Company and the Selling Shareholders of the transactions contemplated in this Agreement, the International Purchase Agreement and in the Registration Statement and compliance by the Company and the Selling Shareholders with the terms of this Agreement and the International Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the articles of incorporation or by-laws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any existing applicable law, rule or regulation of the State of Washington (other than the securities or blue sky laws of the State of Washington, as to which such counsel need express no opinion) or (B) any judgment, order or decree or any government, governmental instrumentality or court of the State of Washington having jurisdiction over the Company or its properties.

In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of Washington and the federal law of the United States, upon opinions of other counsel, who shall be counsel reasonably satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Oakley Companies and certificates of public officials; provided that such certificates have been delivered to the U.S. Underwriters.

    (d) At the Closing Time, you shall have received the favorable opinion of Shearman & Sterling, counsel for the Underwriters, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other U.S. Underwriters, to the effect that the opinions delivered pursuant to Sections 5(b), 5(c) and 5(n) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, this Agreement, the International Purchase Agreement, the Registration Statement, the Prospectuses and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Oakley Companies and certificates of public officials; provided that such certificates have been delivered to the Underwriters.

    (e)   At  the  Closing   Time,  (i)  the   Registration  Statement  and  the
Prospectuses, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A and Rule 434 (if it shall have elected to rely thereon) and neither the Registration Statement nor the Prospectuses, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the financial condition, earnings, business affairs or business prospects of the Oakley Companies, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding shall be pending or, to the knowledge of the Company, threatened against any of the Oakley Companies that would be required to be set forth in the Prospectuses other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against any of the Oakley Companies before or by any government, governmental instrumentality or court, domestic or foreign, that could reasonably be expected to result in any material adverse change in the financial condition, earnings, business affairs or business prospects of the Oakley Companies, considered as one enterprise, other than as set forth in the Prospectuses, (iv) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (v) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate in all material respects (except that such phrase "in all material respects" shall be disregarded to the extent any such representation and warranty is qualified by "material", "material adverse change", "Material Adverse Effect" or any phrase using any such term) as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President, the Chief Executive Officer or any Vice President, and the Chief Financial Officer of the Company, dated as of the Closing Time, to such effect.

    (f) At the Closing Time, the representations and warranties of each Selling Shareholder set forth in Section 1(b) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of or on behalf of each Selling Shareholder, dated as of the Closing Time, to such effect with respect to such Selling Shareholder.

    (g) At the time that this Agreement is executed by the Company, you shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, confirming that they are independent public accountants with respect to the Oakley Companies within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

        (i) in their opinion, the audited financial statements dated as of December 31, 1995 and for the year ended December 31, 1995, and the related financial statement schedules included in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

        (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Oakley Companies included in the Registration Statement and the Prospectuses, a reading of the minutes of all meetings of the shareholders and directors of the Oakley Companies since January 1, 1996, inquiries of certain officials of the Oakley Companies responsible for financial and accounting matters, a limited review in accordance with standards established by the American Institute of Certified Public Accountants with respect to the three-month period ended March 31, 1996 performed at the request of the Oakley Companies, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

           (A) The unaudited financial statements for the three-month periods ended March 31, 1996 and 1995 included in the Registration Statement and the Prospectuses do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the unaudited consolidated financial statements included in the Registration Statement and the Prospectuses for them to be in conformity with generally accepted accounting principles;

           (B) At a specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock of the Oakley Companies or any decrease in the net current assets or shareholders' equity of the Oakley Companies or any increase in the long-term debt of the Oakley Companies, in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

           (C) For the period from January 1, 1996 to a specified date not more than five days prior to the date of this Agreement, there was any decrease in net sales, operating income or net income in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur;

       (iii) based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Data included in the Registration Statement and a reading of the financial statements, from which certain of such data were derived, nothing has come to their attention that gives them reason to believe that the Selected Financial Data included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, that the information set forth therein is not fairly stated in relation to the financial statements from which it was derived or that the financial statements not included in the Registration Statement from which certain of such data were derived are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement;

        (iv) they are unable to and do not express any opinion on the pro forma adjustments applied to the historical amounts included in the Summary Financial Data and Selected Financial Data included in the Registration Statement; however, for purposes of such letter they have:

           (A) read the Summary Financial Data and Selected Financial Data included in the Registration Statement;

           (B) performed (1) an audit of the consolidated financial statements of the Oakley Companies for the year ended December 31, 1995 and (2) a review in accordance with SAS 71 of the unaudited consolidated financial statements of the Oakley Companies for the three-month periods ended March 31, 1996 and 1995 to which the pro forma adjustments were applied;

           (C) made inquiries of certain officials of the Oakley Companies who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Summary Financial Data and Selected Financial Data included in the Registration Statement above comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

           (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Summary Financial Data and Selected Financial Data included in the Registration Statement; and

    on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Summary Financial Data and Selected Financial Data included in the Registration Statement do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that statement; and

        (v) in addition to the procedures referred to in clause (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which have previously been specified by you and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Oakley Companies.

    (h) At the signing of the U.S. Price Determination Agreement, you shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to you and dated as of the date of the U.S. Price Determination Agreement, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(g), except that the specified date shall be a date not more than five days prior to the date of the U.S. Price Determination Agreement.

    (i) At the time that this Agreement is executed by the Company, you shall have received from Bernstein, Fox, Whitman & Company LLP a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, confirming that they are or were, for the relevant periods, independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

        (i) based upon a reading of the Selected Financial Data for the years ended December 31, 1991 and 1992, included in the Registration Statement and a reading of the financial statements from which certain of such data were derived, nothing has come to their attention that gives them reason to believe that the Selected Financial Data for the years ended December 31, 1991 and 1992, included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, that the information set forth therein is not fairly stated in relation to the financial statements from which it was derived or that the financial statements not included in the Registration Statement from which certain of such data were derived are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement; and

        (ii) they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which have previously been specified by you and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Oakley Companies.

    (j) At the signing of the U.S. Price Determination Agreement, you shall have received from Bernstein, Fox, Whitman & Company LLP a letter, in form and substance satisfactory to you and dated as of the date of the U.S. Price Determination Agreement, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(i), except that the specified date shall be a date not more than five days prior to the date of the U.S. Price Determination Agreement.

    (k) At the Closing Time, you shall have received from (i) Deloitte & Touche LLP a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(g), except that the specified date referred to shall be a date not more than five days prior to the Closing Time and (ii) Bernstein, Fox, Whitman & Company LLP a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(i).

    (l) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the sale of the Offered Shares as contemplated in this Agreement and the International Purchase Agreement and the matters referred to in Section 5(d) hereof and in order to evidence the accuracy and completeness of any of the representations and warranties of the Company or the Selling Shareholders, the performance of any of the covenants of the Company or the Selling Shareholders, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Shareholders at or prior to the Closing Time in connection with the sale of the Offered Shares as contemplated in this Agreement and the International Purchase Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters.

    (m) All of the Initial International Shares to be purchased by the International Managers on such Closing Date shall have been sold to the International Managers pursuant to the International Purchase Agreement.

    (n) At the Closing Time, you shall have received a signed opinion of Kennobe, Martens, Olson & Bear, special patent and trademark counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other U.S. Underwriters, in form and substance satisfactory to counsel of the Underwriters, to the effect that:

        (i) The statements made in the Prospectus under the headings "Risk Factors -- Protection of Proprietary Rights" and "Business -- Intellectual Property," to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein.

        (ii) To the best knowledge of such counsel, the Company owns or possesses adequate licenses or other rights to use all patents, technology, know-how and other rights necessary to conduct the business presently and as proposed to be conducted by it as described in the Registration Statement and the Prospectuses, and, except as described in the Registration Statement and the Prospectuses, the Company has not received any notice of infringement of or conflict with, and does not otherwise know of any basis for, notice of any such infringement of or conflict with, asserted rights of others with respect to any patents, technology or know-how.

       (iii) The Company's discoveries, inventions, products or processes referred to in the Registration Statement and the Prospectuses do not, to the knowledge of such counsel, infringe or conflict with any right or patent which is the subject of a patent application known to the Company, which infringement or conflict could result in any material adverse effect upon the Company.

        (iv) To the best knowledge of such counsel, the Company has the exclusive right in the United States to use or license the use of the trademarks described in the Prospectuses as registered in the United States in connection with the advertising, promotion and sale of its products.

        (v) To the best knowledge of such counsel, the Company is in a position to prevent the adoption and use by third parties of any trademarks confusingly similar to the trademarks described in the Prospectuses.

    If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by you on notice to the Company and the Selling Shareholders at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 herein. Notwithstanding any such termination, the provisions of Sections 7, 8 and 18 and the first paragraph of Section 9 herein shall remain in effect.

    Section 6. CONDITIONS TO PURCHASE OF U.S. OPTION SHARES. In the event that the U.S. Underwriters exercise their option granted in Section 2 hereof to purchase all or any of the U.S. Option Shares and the Date of Delivery determined by you pursuant to Section 2 hereof is later than the Closing Time, the obligations of the several U.S. Underwriters to purchase and pay for the U.S. Option Shares that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy in all material respects (except that such phrase "in all material respects" shall be disregarded to the extent any such representation and warranty is qualified by "material", "material adverse change", "Material Adverse Effect" or any phrase using any such term) of the representations and warranties of the Company and the Selling Shareholders herein contained, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following further conditions:

        (a) The Registration Statement shall remain effective at the Date of Delivery, and, at the Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

        (b) At the Date of Delivery, the provisions of Sections 5(e)(i) through 5(e)(v) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of the President, the Chief Executive Officer or any Vice President, and the Chief Financial Officer of the Company, dated as of the Date of Delivery, to such effect.

        (c) At the Date of Delivery, you shall have received the favorable opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for each of the Company and the Selling Shareholders, together with signed or reproduced copies of such opinion for each of the other U.S. Underwriters, in each case in form and substance satisfactory to counsel for the Underwriters, dated as of the Date of Delivery, relating to the U.S. Option Shares and otherwise to the same effect as the opinion required by Section 5(b).

        (d) At the Date of Delivery, you shall have received the favorable opinion of Preston, Gates & Ellis, counsel for the Company, together with signed or reproduced copies of such opinion for each of the other U.S. Underwriters, in each case in form and substance satisfactory to counsel for the Underwriters, dated as of the Date of Delivery, relating to the U.S. Option Shares and otherwise to the same effect as the opinion required by
    Section 5(c).

        (e) At the Date of Delivery, you shall have received the favorable opinion of Shearman & Sterling, counsel for the Underwriters, dated as of the Date of Delivery, relating to the U.S. Option Shares and otherwise to the same effect as the opinion required by Section 5(d).

        (f) At the Date of Delivery, you shall have received the favorable opinion of Kennobe, Martens, Olson & Bear, special patent and trademark counsel for the Company, dated as of the Date of Delivery, relating to the U.S. Option Shares and otherwise to the same effect as the opinion required by Section 5(n).

        (g) At the Date of Delivery, you shall have received from (i) Deloitte & Touche LLP a letter, in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(g), except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery and (ii) Bernstein, Fox, Whitman & Company LLP a letter, in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(i).

        (h) At the Date of Delivery, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the sale of the U.S. Option Shares as contemplated in this Agreement and the matters referred to in Section 6(e) and in order to evidence the accuracy and completeness of any of the representations and warranties of the Company or the Selling Shareholders, the performance of any of the covenants of the Company or the Selling Shareholders, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Shareholders at or prior to the Date of Delivery in connection with the sale of the U.S. Option Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters.

        (i) At the Date of Delivery, the representations and warranties of the Selling Shareholders set forth in Section 1(b) hereof shall be accurate in all material respects (except that such phrase "in all material respects" shall be disregarded to the extent any such representation and warranty is qualified by "material", "material adverse change", "Material Adverse Effect" or any phrase using any such term) as though expressly made at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of each Selling Shareholder, dated as of the Date of Delivery, to such effect with respect to such Selling Shareholder.

    Section 7. INDEMNIFICATION. (a) The Company and each Selling Shareholder, jointly and severally agree to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of
Section 15 of the 1933 Act as follows:

        (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; PROVIDED,that (subject to Section 7(e) below) any such settlement is effected with the written consent of (A) the Company, to the extent indemnification pursuant to this Section 7(a)(ii) is sought from the Company and (B) each Selling Shareholder, to the extent indemnification pursuant to this Section 7(a)(ii) is sought from such Selling Shareholder;

       (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid as incurred under clause (i) or (ii) above;

PROVIDED, HOWEVER, that (x) this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto), (y) if the Company has complied with its obligations under Section 3(e) hereof, the foregoing indemnity agreement with respect to any preliminary U.S. prospectus shall not inure to the benefit of any U.S. Underwriter from whom the person asserting any such loss, claim, damage or liability purchased Offered Shares (or any person who controls such U.S. Underwriter within the meaning of Section 15 of the 1933 Act) if a copy of the U.S. Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of any U.S. Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Offered Shares to such person and if the U.S. Prospectus (as then amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, and (z) each Selling Shareholder's aggregate liability under this Section 7 and for any breach of the representation and warranty of such Selling Shareholder set forth in Section 1(b)(i) of this Agreement (to the extent such breach does not also constitute a breach of any other representation and warranty of such Selling Shareholder) (together with any liability of such Selling Shareholder under Section 7 of the International Purchase Agreement or for any breach of the representation and warranty set forth in Section 1(b)(i) of the International Purchase Agreement (to the extent such breach does not also constitute a breach of any other representation and warranty of such Selling Shareholder)) shall be limited to an amount equal to the net proceeds (after deducting the aggregate Underwriters' discount, but before deducting expenses) received by such Selling Shareholder from the sale of his or its Offered Shares pursuant to this Agreement and the International Purchase Agreement.

    In making a claim for indemnification under this Section 7 (other than pursuant to clause (a)(iii) of this Section 7) or contribution under Section 8 hereof by the Company or the Selling Shareholders, the indemnified parties may proceed against either (1) both the Company and the Selling Shareholders jointly or (2) the Company only, but may not proceed solely against the Selling Shareholders. In the event that the indemnified parties are entitled to seek indemnity or contribution hereunder against any loss, liability, claim, damage and expense to which this paragraph applies then, as a precondition to any indemnified party obtaining indemnification or contribution from any Selling Shareholder, the indemnified parties shall first obtain a final judgment from a trial court that such indemnified parties are entitled to indemnity or contribution under this Agreement from the Company and the Selling Shareholders with respect to such loss, liability, claim, damage or expense (the "Final Judgment") and shall seek to satisfy such Final Judgment in full from the Company by making a written demand upon the Company for such satisfaction. Only in the event such Final Judgment shall remain unsatisfied in whole or in part 45 days following the date of receipt by the Company of such demand shall any indemnified party have the right to take action to satisfy such Final Judgment by making demand directly on the Selling Shareholders (but only if and to the extent the Company has not already satisfied such Final Judgment, whether by settlement, release or otherwise). The indemnified parties may exercise this right to first seek to obtain payment from the Company and thereafter obtain payment from the Selling Shareholders without regard to the pursuit by any party of its rights to the appeal of such Final Judgment. The indemnified parties shall, however, be relieved of their obligation to first obtain a Final Judgment, to seek to obtain payment from the Company with respect to such Final Judgment or, having sought such payment, to wait such 45 days after failure by the Company to immediately satisfy any such Final Judgment if (A) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code"), (B) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code, (C) the Company makes an assignment for the benefit of its creditors, or (D) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets. The foregoing provisions of this paragraph are not intended to require any indemnified party to obtain a Final Judgment against the Company or the Selling Shareholders before obtaining reimbursement of expenses pursuant to clause (a)(iii) of this
Section 7. However, the indemnified parties shall first seek to obtain such reimbursement in full from the Company by making a written demand upon the Company for such reimbursement. Only in the event such expenses shall remain unreimbursed in whole or in part 45 days following the date of receipt by the Company of such demand shall any indemnified party have the right to receive reimbursement of such expenses from the Selling Shareholders by making written demand directly on the Selling Shareholders (but only if and to the extent the Company has not already satisfied the demand for reimbursement, whether by settlement, release or otherwise). The indemnified parties shall, however, be relieved of their obligation to first seek to obtain such reimbursement in full from the Company or, having made written demand therefor, to wait such 45 days after failure by the Company to immediately reimburse such expenses if (I) the Company files a petition for relief under the Bankruptcy Code, (II) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code, (III) the Company makes an assignment for the benefit of its creditors, or (IV) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets.

    (c) Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and each Selling Shareholder against any and all loss, liability, claim, damage and expense described in the indemnity agreement in Section 7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or such preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto).

    (d) Each indemnified party shall give prompt written notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement except to the extent that such indemnifying party has been materially prejudiced by such failure to so notify. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably acceptable to the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

    (e) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

    (f) The provisions of this Section 7 and Section 8 hereof shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification and contribution.

    (g) In connection with the Reserve Share Program, the Company agrees to indemnify and hold harmless the U.S. Underwriters from and against any and all losses, expenses and liabilities incurred by them as a result of the failure of the designated employees or other persons to pay for and accept delivery of shares which, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase.

    Section 8. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, subject to the last paragraph of
Section 7(a) hereof, the Company, the Selling Shareholders and the U.S. Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and the Selling Shareholders and one or more of the U.S. Underwriters, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the U.S. Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the U.S. Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

    The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the U.S. Underwriters, on the other hand, shall be deemed to be in such proportions that (a) the U.S. Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus, or if Rule 434 is used, the corresponding location on the Term

Sheet, bears to the initial public offering price appearing thereon and (b) the Company and the Selling Shareholders are responsible for the balance; PROVIDED that the aggregate liability of each Selling Shareholder under this Section 8 and for any breach of the representation and warranty of such Selling Shareholder set forth in Section 1(b)(i) of this Agreement (to the extent such breach does not also constitute a breach of any other representation and warranty of such Selling Shareholder) (together with any liability of such Selling Shareholder under Section 8 of the International Purchase Agreement or for any breach of the representation and warranty set forth in Section 1(b)(i) of the International Purchase Agreement (to the extent such breach does not also constitute a breach of any other representation and warranty of such Selling Shareholder)) shall be limited to an amount equal to the net proceeds (after deducting the aggregate Underwriters' discount, but before deducting expenses) received by such Selling Shareholder from the sale of his or its Offered Shares pursuant to this Agreement and the International Purchase Agreement.

    The relative fault of the Company and the Selling Shareholders on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

    The Company, the Selling Shareholders and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or allegedly untrue statement or omission or alleged omission.

    Notwithstanding the provisions of this Section, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission.

    The U.S. Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the number of Initial U.S. Shares set forth opposite their respective names in Schedule A hereto and not joint.

    Section 9. REPRESENTATIONS AND WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The representations and warranties of the Selling Shareholders, the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Selling Shareholders, the Company, any U.S. Underwriter or any person who controls a Selling Shareholder, the Company or any U.S. Underwriter within the meaning of Section 15 of the 1933 Act (except that Section 1(b)(vii) shall not survive termination of this Agreement) and will survive delivery of and payment for the Offered Shares.

    The indemnities and other agreements of the Selling Shareholders, the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Selling Shareholders, the Company, any U.S. Underwriter or any person who controls a Selling Shareholder, the Company or any U.S. Underwriter within the meaning of Section 15 of the 1933 Act and will survive delivery of and payment for the Offered Shares.

    Section 10. TERMINATION OF AGREEMENT. (a) You may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the financial condition, earnings, business affairs or business prospects of the Oakley Companies, considered as one enterprise, whether or not arising in the ordinary course of business, that would make it, in your judgment, impracticable to market the U.S. Shares or enforce contracts for the sale of the U.S. Shares or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the U.S. Shares or enforce contracts for the sale of the U.S. Shares, or (iii) if trading in any securities of the Company has been suspended by the Commission or the National Association of Securities Dealers, Inc., or if trading generally on either the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority or (iv) if a general banking moratorium has been declared by either federal, New York or California authorities.

    (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7, 8 and 18 and the first paragraph of Section 9 shall remain in effect.

    (c) This Agreement may also terminate pursuant to the provisions of Section 2(c), with the effect stated in such Section.

    Section  11.  DEFAULT  BY ONE OR MORE  OF THE U.S. UNDERWRITERS.   If one or
more of the U.S. Underwriters shall fail at the Closing Time to purchase the Initial U.S. Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted U.S. Shares"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted U.S. Shares in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

        (a) if the number of Defaulted U.S. Shares does not exceed 10% of the total number of Initial U.S. Shares, the non-defaulting U.S. Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective Initial U.S. Share underwriting obligation proportions bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

        (b) if the number of Defaulted U.S. Shares exceeds 10% of the total number of Initial U.S. Shares, this Agreement shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

    No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

    In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "U.S. Underwriter" includes any person substituted for a U.S. Underwriter under this Section 11.

    Section 12. DEFAULT BY A SELLING SHAREHOLDER OR THE COMPANY. If any Selling Shareholder shall fail at the Closing Time to sell and deliver the number of Initial Shares that such Selling Shareholder is obligated to sell, the U.S. Underwriters may, at your option, by notice from you to the Company, either (a) terminate this Agreement without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Sections 7, 8 and 18 and the first paragraph of
Section 9 shall remain in effect or (b) elect to purchase the Initial U.S. Shares that the remaining Selling Shareholder has agreed to sell pursuant to this Agreement.

    In the event of a default under this Section that does not result in the termination of this Agreement, either you, the Company or the Selling Shareholders shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements.

    No action taken pursuant to this Section shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

    Section 13. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to you or the Underwriters shall be directed to you, c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281, attention of Syndicate Operations; notices to the Company shall be directed to it at 10 Holland, Irvine, California 92718, attention of R. Link Newcomb; and notices to the Selling Shareholders shall be directed to Jim Jannard and Mike Parnell, c/o Oakley, Inc., 10 Holland, Irvine, California 92718.

    Section 14. PARTIES. This Agreement is made solely for the benefit of the several U.S. Underwriters, the Company and the Selling Shareholders and, to the extent expressed, any person who controls the Company or any of the U.S. Underwriters within the meaning of Section 15 of the 1933 Act, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 11, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several U.S. Underwriters of the U.S. Shares. All of the obligations of the U.S. Underwriters hereunder are several and not joint.

    Section 15. REPRESENTATION OF UNDERWRITERS. You will act for the several U.S. Underwriters in connection with the transactions contemplated by this Agreement, and any action under or in respect of this Agreement taken by you as U.S. Representatives will be binding upon all the U.S. Underwriters.

    Section 16. GOVERNING LAW AND TIME. This Agreement shall be governed by the laws of the State of New York. Specified times of the day refer to New York City time.

    Section  17.  COUNTERPARTS.   This Agreement may be  executed in one or more
counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

    Section 18. SELLING SHAREHOLDERS. Each of the M. and M. Parnell Revocable Trust, Mike D. Parnell and Melissa Parnell (collectively, the "Parnell Parties") agrees that the representations and warranties, indemnities and agreements of the M. and M. Parnell Revocable Trust set forth in this Agreement shall be deemed to have been given or made (subject to any limitations specifically set forth herein), jointly and severally, by the Parnell Parties.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

                                          Very truly yours,

                                          OAKLEY, INC.

                                          By:

                                             -----------------------------------
                                              Name:
                                              Title:

                                          SELLING SHAREHOLDERS

[WIRE TRANSFER INSTRUCTIONS]

                                          By:

                                             -----------------------------------
                                              James H. Jannard

                                              The M. and M. Parnell Revocable
                                              Trust

[WIRE TRANSFER INSTRUCTIONS]

                                          By:

                                             -----------------------------------
                                              Mike D. Parnell, as Co-Trustee and
                                              as
                                             Attorney-in-fact for Melissa
                                              Parnell, as
                                             Co-Trustee

                                          --------------------------------------
                                          Mike D. Parnell

                                          --------------------------------------
                                          Melissa Parnell

Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
ALEX. BROWN & SONS INCORPORATED

By: Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:
   --------------------------------------------
    Name:
    Title:
          Investment Banking Group

FOR THEMSELVES AND AS REPRESENTATIVES OF THE
OTHER UNDERWRITERS NAMED IN
SCHEDULE A.

                                                                       EXHIBIT A
                                  OAKLEY, INC.
                           (A WASHINGTON CORPORATION)
                        4,000,000 SHARES OF COMMON STOCK
                       U.S. PRICE DETERMINATION AGREEMENT

                                                                   June   , 1996

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
ALEX. BROWN & SONS INCORPORATED
    As Representatives of the several Underwriters
c/o Merrill Lynch & Co.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1201

Ladies and Gentlemen:

    Reference is made to the U.S. Purchase Agreement dated June , 1996 (the "U.S. Purchase Agreement") among Oakley, Inc. (the "Company"), the Selling Shareholders named in Schedule B thereto or hereto (the "Selling Shareholders") and the several U.S. Underwriters named in Schedule A thereto or hereto (the "U.S. Underwriters"), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Alex. Brown & Sons Incorporated are acting as representatives (the "U.S. Representatives"). The U.S. Purchase Agreement provides for the purchase by the U.S. Underwriters from the Company and the Selling Shareholders, subject to the terms and conditions set forth therein, of an aggregate of 4,000,000 shares (the "Initial U.S. Shares") of the Company's Common Stock, par value $.01 per share. This Agreement is the U.S. Price Determination Agreement referred to in the U.S. Purchase Agreement. Terms not defined herein are used herein as defined in the U.S. Purchase Agreement.

    Pursuant to Section 2 of the U.S. Purchase Agreement, the undersigned agree with the U.S. Representatives as follows:

        1.  The  initial public offering  price per share  for the Initial  U.S.
    Shares shall be $         .

        2.   The purchase price per share for the Initial U.S. Shares to be paid
    by the several U.S. Underwriters shall be $         , representing an amount
    equal to the initial public offering price set forth above, less $ per share.

    The Company represents and warrants to each of the U.S. Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the U.S. Purchase Agreement are accurate in all material respects (except that such phrase "in all material respects" shall be disregarded to the extent any such representation and warranty is qualified by "material", "material adverse change", "Material Adverse Effect" or any phrase using any such term) as though expressly made at and as of the date hereof.

    Additionally, if the Company elects to rely upon Rule 462(b), the Company represents and warrants to each of the Underwriters that:

        (a) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt; and

        (b) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 of the 1933 Act Regulations, or the Commission has received payment of such filing fee.

    Each Selling Shareholder represents and warrants to each of the U.S. Underwriters that the representations and warranties of such Selling Shareholder set forth in Section 1(b) of the U.S. Purchase Agreement are accurate in all material respects (except that such phrase "in all material respects" shall be disregarded to the extent any such representation and warranty is qualified by "material", "material adverse change", "Material Adverse Effect" or any phrase using any such term) as though expressly made at and as of the date hereof.

    As contemplated by Section 2 of the U.S. Purchase Agreement, attached as Schedule A is a complete list of the several U.S. Underwriters and as Schedule B is a complete list of the Selling Shareholders, which shall be a part of this Agreement and the U.S. Purchase Agreement.

    This Agreement shall be governed by the laws of the State of New York.

    If the foregoing is in accordance with the understanding of the U.S. Representatives of the agreement between the U.S. Underwriters, the Company and the Selling Shareholders, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the U.S. Purchase Agreement shall be a binding agreement between the U.S. Underwriters, the Company and the Selling Shareholders in accordance with its terms and the terms of the U.S. Purchase Agreement.

                                          Very truly yours,

                                          OAKLEY, INC.

                                          By

                                            ------------------------------------
                                             Name:
                                            Title:

                                          SELLING SHAREHOLDERS NAMED IN SCHEDULE
                                          B TO THE U.S. PURCHASE AGREEMENT

                                          --------------------------------------
                                          James H. Jannard

                                          The M. and M. Parnell Revocable Trust

                                          By

                                            ------------------------------------
                                             Mike D. Parnell, as Co-Trustee and
                                             as Attorney-in-fact for Melissa
                                             Parnell, as Co-Trustee

                                          --------------------------------------
                                          Mike D. Parnell

                                          --------------------------------------
                                          Melissa Parnell

Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
ALEX. BROWN & SONS INCORPORATED

By: Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated

By
   --------------------------------------------
   Name:
   Title:
         Investment Banking Group

FOR THEMSELVES AND AS REPRESENTATIVES OF THE
OTHER UNDERWRITERS NAMED IN SCHEDULE A
ATTACHED TO THE PURCHASE AGREEMENT.

                                   SCHEDULE A

                                                                                                     NUMBER OF
                                                                                                   INITIAL U.S.
                                                                                                      SHARES
U.S UNDERWRITER                                                                                   TO BE PURCHASED
- -----------------------------------------------------------------------------------------------  -----------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated.............................................
                                                                                                 -----------------
Alex. Brown & Sons Incorporated................................................................
                                                                                                 -----------------
    Total......................................................................................       4,000,000
                                                                                                 -----------------
                                                                                                 -----------------

                                   SCHEDULE B

                                                                     NUMBER OF
                                                     NUMBER OF       SHARES OF
                                                    INITIAL U.S.       COMMON
                                                       SHARES      STOCK SUBJECT
SELLING SHAREHOLDERS                                 TO BE SOLD    TO U.S. OPTION
- --------------------------------------------------  ------------   --------------
Jim Jannard.......................................     3,600,000      540,000
The M. and M. Parnell Revocable Trust.............       400,000       60,000
                                                    ------------      -------
    Total.........................................     4,000,000      600,000
                                                    ------------      -------
                                                    ------------      -------